Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies
Schedule of future commitments under various contracts

As of December 31, 2015, future minimum lease under non-cancelable operating lease agreements, capital commitments and other commitment related to content and services purchases were as follows (in thousands):

	Rental Commitments	Server Custody Fee Commitments	Capital Commitments	Office Machines and Other Commitments	Total
	RMB	RMB	RMB	RMB	RMB
2016	105,095	27,672	719,424	65,960	918,151
2017	90,505	6,071	456,236	15,340	568,152
2018	60,411	3,600	16,612	10,010	90,633
2019	7,887	—	—	4,700	12,587
Beyond 2019	12,047	—	—	4,528	16,575

	275,945	37,343	1,192,272	100,538	1,606,098

Summary of Group's outstanding commitments under several license contracts	As of December 31, 2015, the Group’s outstanding commitments under these license agreements totaled RMB0.9 billion which can be summarized as follows (in millions):
RMB
2016	780
2017	123

Total	903